EXHIBIT 10.28
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                                    AMENDMENT
                               TO HEARTSOFT, INC.
                          COMMON SHARE PURCHASE WARRANT

         THIS AMENDMENT TO HEARTSOFT, INC. COMMON SHARE PURCHASE WARRANT (the "Amendment") is dated as of the 27th day of September, 2000, by and between HEARTSOFT, INC., a Delaware corporation (the "Company"), and HI-TEL GROUP, INC., a Florida corporation ("Warrant Holder").

                                    RECITALS

         WHEREAS, the Company and Warrant Holder executed that certain Stock Purchase Agreement dated March 1, 2000 (the "Stock Purchase Agreement") pursuant to which the Company issued to Warrant Holder seven hundred and seventy-five thousand (775,000) shares of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") and a warrant to purchase two hundred thousand shares (200,000) of the Company's common stock (the "Warrant") in exchange for seven hundred and seventy-five thousand dollars ($775,000);

         WHEREAS, pursuant to Section 7.1 of the Stock Purchase Agreement, the Company agreed to file a registration statement for the common stock into which the Preferred Stock is convertible and the common stock underlying the Warrant (the "Registration Statement") and cause the Registration Statement to become effective no later than August 1, 2000;

         WHEREAS, in connection with the Stock Purchase Agreement, the Company and Warrant Holder executed that certain Common Share Purchase Warrant dated March 1, 2000 (the "Warrant Agreement") relating to the Warrant;

         WHEREAS, pursuant to Section 6(b)(i) of the Warrant Agreement, the Company agreed to file a registration statement for the common stock underlying the Warrant and cause the registration statement to become effective no later than August 1, 2000;

         WHEREAS, pursuant to 7.2 of the Stock Purchase Agreement, the Company agreed to pay to Warrant Holder $100,000 per month in common stock of the Company, valued as provided in the Stock Purchase Agreement, in the event that the Company did not cause the Registration Statement to become effective by August 1, 2000;

         WHEREAS, it has not been practicable for the Company to cause the Registration Statement to become effective by August 1, 2000 due to a number of factors, including, but not limited to, demands upon the financial and human resources of the Company in connection with the introduction of the Company's new Internet browser for children, Internet Safari(TM), the change of the Company's fiscal year from the period beginning April 1 and ending March 31 to

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the period beginning July 1 and ending June 30, and proceedings involving the
Company before the Securities and Exchange Commission, which have now been resolved;

         WHEREAS, the Warrant Holder has agreed to release the Company from any and all current and future liability that the Company might have to the Warrant Holder under Section 7.2 of the Stock Purchase Agreement in consideration of the issuance to the Warrant Holder of three hundred thousand (300,000) shares of the Company's common stock;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Warrant Holder hereby amend the Warrant Agreement as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Warrant Agreement.

         2. Amendment of Warrant Agreement. The first sentence of Section 6(b)(i) shall be amended to read in its entirety as follows:

             (i) Filing of Registration Statement. The Company will cause to be prepared and filed a registration statement relating to the Warrant Shares and cause such registration statement to become effective within a reasonable time after October 1, 2000.

         3. Other Terms of the Warrant Agreement. Except for the amendments set forth herein, all other provisions of the Warrant Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         4. Counterparts. This Amendment may be executed in any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and Warrant Holder.

         5. Law Governing. This Amendment shall be construed and enforced in accordance with the laws of the state of Delaware without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Stock Purchase Agreement as of the date first stated above.

                                  "Company"

                                  HEARTSOFT, INC.

                                  By:   /s/ Benjamin P. Shell
                                        ----------------------------------------
                                        Benjamin P. Shell
                                        Chief Executive Officer, President and
                                        Chairman of the Board

                                  "Warrant Holder"

                                  HI-TEL GROUP, INC.

                                  By:   /s/ Steven Hirsch
                                        ----------------------------------------
                                        Steven Hirsch
                                        President













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